UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Unconstrained Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

15 Investment Portfolio

35 Statement of Assets and Liabilities

37 Statement of Operations

39 Statements of Changes in Net Assets

41 Financial Highlights

46 Notes to Financial Statements

66 Information About Your Fund's Expenses

68 Advisory Agreement Board Considerations and Fee Evaluation

74 Account Management Resources

76 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	2.85%	6.22%	2.88%	4.73%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.02%	3.30%	2.30%	4.44%
Bloomberg Barclays U.S. Universal Index†	–0.06%	2.07%	2.78%	4.54%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.93%	2.93%	4.77%
Adjusted for the Maximum Sales Charge (max 2.75% load)		3.99%	2.36%	4.48%
Bloomberg Barclays U.S. Universal Index†		1.92%	2.83%	4.52%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	2.45%	5.40%	2.07%	3.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.45%	5.40%	2.07%	3.94%
Bloomberg Barclays U.S. Universal Index†	–0.06%	2.07%	2.78%	4.54%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		6.10%	2.13%	3.98%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		6.10%	2.13%	3.98%
Bloomberg Barclays U.S. Universal Index†		1.92%	2.83%	4.52%
Class R6		6-Month‡	1 Year	Life of Class*
Average Annual Total Returns as of 4/30/17
No Sales Charges		2.97%	6.22%	1.16%
Bloomberg Barclays U.S. Universal Index†		–0.06%	2.07%	2.66%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges			7.15%	0.98%
Bloomberg Barclays U.S. Universal Index†			1.92%	2.11%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	2.93%	6.61%	3.08%	4.96%
Bloomberg Barclays U.S. Universal Index†	–0.06%	2.07%	2.78%	4.54%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		7.08%	3.13%	5.00%
Bloomberg Barclays U.S. Universal Index†		1.92%	2.83%	4.52%
Institutional Class		6-Month‡	1-Year	Life of Class**
Average Annual Total Returns as of 4/30/17
No Sales Charges		2.98%	6.49%	1.67%
Bloomberg Barclays U.S. Universal Index†		–0.06%	2.07%	2.66%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges			6.94%	1.40%
Bloomberg Barclays U.S. Universal Index†			1.92%	2.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.08%, 1.83%, 0.86%, 0.89% and 0.84% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Unconstrained Income Fund — Class A ■ Bloomberg Barclays U.S. Universal Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 commenced operations on August 25, 2014.

** Institutional Class commenced operations on November 3, 2014.

† The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/17	$ 4.61	$ 4.64	$ 4.60	$ 4.62	$ 4.61
10/31/16	$ 4.56	$ 4.59	$ 4.55	$ 4.57	$ 4.57
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .08	$ .06	$ .08	$ .08	$ .08
April Income Dividend	$ .0142	$ .0114	$ .0150	$ .0149	$ .0151
SEC 30-day Yield‡‡	3.54%	2.88%	3.94%	3.80%	3.90%
Current Annualized Distribution Rate‡‡	3.70%	2.95%	3.91%	3.87%	3.93%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 43.1%
Consumer Discretionary 7.0%
Ally Financial, Inc.:
4.125%, 3/30/2020		405,000	414,850
5.75%, 11/20/2025 (b)		510,000	522,112
Altice Financing SA, 144A, 7.5%, 5/15/2026		1,800,000	1,944,000
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		180,000	185,850
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		680,000	706,350
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		305,000	308,050
Boyd Gaming Corp., 6.875%, 5/15/2023		145,000	156,056
CCO Holdings LLC:
144A, 5.375%, 5/1/2025		385,000	401,363
144A, 5.875%, 5/1/2027		1,640,000	1,744,550
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		1,348,000	1,389,289
Charter Communications Operating LLC:
3.579%, 7/23/2020		270,000	278,992
4.908%, 7/23/2025		180,000	192,914
CSC Holdings LLC:
5.25%, 6/1/2024		230,000	232,730
144A, 5.5%, 4/15/2027		1,800,000	1,860,750
144A, 10.125%, 1/15/2023		1,000,000	1,160,000
CVS Health Corp., 5.125%, 7/20/2045		330,000	368,796
Dana, Inc., 5.5%, 12/15/2024		185,000	188,238
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		460,000	473,225
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		195,000	200,119
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		1,075,000	1,088,437
144A, 5.25%, 12/15/2023		710,000	715,325
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		105,000	102,375
Mediacom Broadband LLC, 6.375%, 4/1/2023		430,000	452,575
MGM Resorts International, 6.75%, 10/1/2020		462,000	513,975
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	159,456
Nordstrom, Inc.:
4.0%, 3/15/2027		290,000	291,481
5.0%, 1/15/2044		460,000	437,506
Penske Automotive Group, Inc., 5.5%, 5/15/2026		245,000	243,775
SFR Group SA:
144A, 6.0%, 5/15/2022		500,000	521,250
144A, 7.375%, 5/1/2026		1,785,000	1,876,481
Springs Industries, Inc., 6.25%, 6/1/2021		265,000	273,281
Time Warner, Inc., 3.8%, 2/15/2027		295,000	293,704
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		830,000	864,237
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,330,000	1,353,275
Viacom, Inc.:
5.875%, 2/28/2057		280,000	289,100
6.25%, 2/28/2057		295,000	302,744
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		325,000	312,813
144A, 8.5%, 10/15/2022		215,000	224,675
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		410,000	415,125
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		280,000	289,342
			23,749,166
Consumer Staples 1.3%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		820,000	895,812
Aramark Services, Inc., 5.125%, 1/15/2024		160,000	168,800
Cott Beverages, Inc., 5.375%, 7/1/2022		560,000	580,300
Kraft Heinz Foods Co., 4.375%, 6/1/2046		835,000	794,450
Minerva Luxembourg SA, 144A, 6.5%, 9/20/2026		1,700,000	1,687,233
Molson Coors Brewing Co., 4.2%, 7/15/2046		205,000	193,895
			4,320,490
Energy 10.8%
Anadarko Petroleum Corp., 4.85%, 3/15/2021		105,000	112,883
Antero Resources Corp., 5.625%, 6/1/2023		270,000	277,763
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		100,000	102,500
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		240,000	241,800
Cenovus Energy, Inc., 144A, 5.4%, 6/15/2047		970,000	949,807
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		1,800,000	2,011,284
ConocoPhillips Co., 4.15%, 11/15/2034		425,000	423,582
Continental Resources, Inc., 5.0%, 9/15/2022		1,000,000	1,008,750
Enbridge, Inc., 5.5%, 12/1/2046		525,000	576,802
Energy Transfer Partners LP, 5.95%, 10/1/2043		150,000	157,994
Halliburton Co., 4.85%, 11/15/2035		200,000	211,832
Hess Corp.:
5.6%, 2/15/2041		625,000	631,330
5.8%, 4/1/2047		315,000	327,163
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		855,000	829,350
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022		4,500,000	4,506,516
144A, 4.75%, 4/19/2027 (b)		2,230,000	2,216,062
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		542,000	508,889
Laredo Petroleum, Inc., 6.25%, 3/15/2023		305,000	308,050
Marathon Oil Corp., 5.2%, 6/1/2045		400,000	402,197
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (b)		500,000	493,750
Newfield Exploration Co., 5.375%, 1/1/2026		665,000	697,419
Noble Holding International Ltd.:
5.75%, 3/16/2018		80,000	80,899
7.75%, 1/15/2024 (b)		500,000	456,250
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)		615,000	622,687
6.875%, 1/15/2023		15,000	15,150
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		1,520,000	1,624,640
Petrobras Global Finance BV:
6.125%, 1/17/2022		1,330,000	1,393,640
8.375%, 5/23/2021		2,960,000	3,352,200
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	2,840,000	3,194,154
Range Resources Corp.:
4.875%, 5/15/2025		180,000	172,800
144A, 5.0%, 8/15/2022		500,000	494,375
144A, 5.875%, 7/1/2022		155,000	158,488
Regency Energy Partners LP, 4.5%, 11/1/2023		200,000	208,201
Rice Energy, Inc., 7.25%, 5/1/2023		70,000	75,600
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		270,000	267,588
Tesoro Logistics LP:
5.25%, 1/15/2025		1,800,000	1,910,250
6.375%, 5/1/2024		200,000	218,500
Transcanada Trust, 5.3%, 3/15/2077		1,300,000	1,311,375
Weatherford International Ltd., 144A, 9.875%, 2/15/2024		800,000	932,000
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)		1,260,000	1,260,000
WPX Energy, Inc.:
6.0%, 1/15/2022		1,000,000	1,015,000
8.25%, 8/1/2023 (b)		270,000	301,050
YPF SA, 144A, 8.5%, 7/28/2025 (b)		750,000	848,437
			36,909,007
Financials 5.8%
Akbank TAS, 144A, 5.0%, 10/24/2022		4,500,000	4,522,500
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	248,062
Ares Capital Corp., 3.625%, 1/19/2022		290,000	289,581
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		150,000	156,561
BNP Paribas SA, 144A, 4.625%, 3/13/2027		1,450,000	1,486,204
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	533,250
Credit Agricole SA, 144A, 4.125%, 1/10/2027		690,000	700,819
Credit Suisse Group AG, 144A, 4.282%, 1/9/2028		525,000	533,272
Credit Suisse Group Funding Guernsey Ltd.:
3.8%, 6/9/2023		330,000	336,581
4.55%, 4/17/2026		280,000	293,840
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		500,000	521,875
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		320,000	323,115
FS Investment Corp., 4.75%, 5/15/2022		450,000	462,185
HSBC Holdings PLC, 4.375%, 11/23/2026		695,000	712,093
ING Groep NV, 3.95%, 3/29/2027		445,000	455,733
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		210,000	215,791
Legg Mason, Inc., 5.625%, 1/15/2044		310,000	318,360
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		120,000	127,950
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	58,092
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,526,250
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		270,000	299,825
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023		320,000	320,513
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022		985,000	991,101
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		425,000	431,147
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		200,000	199,645
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		3,000,000	3,054,054
UBS Group Funding Switzerland AG, 144A, 4.253%, 3/23/2028		335,000	345,132
Voya Financial, Inc., 4.8%, 6/15/2046		215,000	215,528
			19,679,059
Health Care 2.5%
AbbVie, Inc.:
4.45%, 5/14/2046		820,000	799,294
4.7%, 5/14/2045		85,000	85,581
Actavis Funding SCS, 4.75%, 3/15/2045		120,000	122,219
Celgene Corp., 5.0%, 8/15/2045		155,000	165,434
Endo DAC:
144A, 6.0%, 7/15/2023		285,000	249,731
144A, 6.0%, 2/1/2025		200,000	168,900
Endo Finance LLC:
144A, 5.375%, 1/15/2023		265,000	227,238
144A, 5.75%, 1/15/2022		265,000	245,125
Express Scripts Holding Co.:
3.4%, 3/1/2027		325,000	309,300
4.8%, 7/15/2046		245,000	238,162
Gilead Sciences, Inc., 4.15%, 3/1/2047		210,000	198,346
HCA, Inc.:
5.875%, 2/15/2026		415,000	440,937
6.5%, 2/15/2020		1,360,000	1,492,682
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		70,000	70,700
5.5%, 12/1/2021		155,000	160,038
Mallinckrodt International Finance SA, 4.75%, 4/15/2023 (b)		1,010,000	861,025
Mylan NV, 5.25%, 6/15/2046		285,000	292,626
Stryker Corp., 4.625%, 3/15/2046		120,000	125,507
Tenet Healthcare Corp.:
6.25%, 11/1/2018		1,565,000	1,640,339
6.75%, 6/15/2023 (b)		510,000	487,050
Valeant Pharmaceuticals International, Inc., 144A, 5.875%, 5/15/2023		470,000	347,212
			8,727,446
Industrials 1.3%
ADT Corp., 6.25%, 10/15/2021		530,000	581,373
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		535,000	530,987
144A, 7.75%, 3/15/2020		260,000	281,580
Covanta Holding Corp., 5.875%, 3/1/2024		195,000	195,975
FedEx Corp., 4.55%, 4/1/2046		175,000	176,795
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		245,000	252,963
Masonite International Corp., 144A, 5.625%, 3/15/2023		205,000	212,688
Meritor, Inc., 6.25%, 2/15/2024		100,000	103,750
Ply Gem Industries, Inc., 6.5% , 2/1/2022		405,000	422,525
United Rentals North America, Inc., 7.625%, 4/15/2022		952,000	993,650
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		715,000	750,750
			4,503,036
Information Technology 1.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		95,000	97,494
Cardtronics, Inc., 5.125%, 8/1/2022		130,000	132,600
Dell International LLC:
144A, 4.42%, 6/15/2021		650,000	682,370
144A, 8.1%, 7/15/2036		170,000	213,340
DXC Technology Co.:
144A, 4.25%, 4/15/2024		750,000	768,449
144A, 4.75%, 4/15/2027		880,000	908,880
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		235,000	243,225
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022		415,000	414,141
5.75%, 12/1/2034		330,000	307,747
			3,768,246
Materials 5.1%
AK Steel Corp., 7.0%, 3/15/2027 (b)		2,000,000	1,977,500
Anglo American Capital PLC, 144A, 4.875%, 5/14/2025		500,000	521,250
Ball Corp., 5.25%, 7/1/2025		325,000	351,000
Berry Plastics Corp., 5.5%, 5/15/2022		370,000	386,650
Cascades, Inc., 144A, 5.5%, 7/15/2022		120,000	120,900
CF Industries, Inc., 144A, 4.5%, 12/1/2026		105,000	106,731
Chemours Co., 6.625%, 5/15/2023		250,000	267,500
Constellium NV:
144A, 6.625%, 3/1/2025		1,000,000	985,000
144A, 7.875%, 4/1/2021		250,000	269,725
Freeport-McMoRan, Inc., 2.375%, 3/15/2018		1,250,000	1,243,750
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		120,000	125,458
Hexion, Inc., 6.625%, 4/15/2020		255,000	240,975
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		260,000	267,150
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022 (b)		220,000	225,500
144A, 10.375%, 5/1/2021		220,000	245,025
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		410,000	420,119
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		5,000	5,213
5.75%, 10/15/2020		755,000	777,650
6.875%, 2/15/2021		1,351,362	1,388,525
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		3,107,000	3,103,116
Teck Resources Ltd.:
4.75%, 1/15/2022		1,700,000	1,759,500
144A, 8.5%, 6/1/2024		60,000	69,525
Tronox Finance LLC:
6.375%, 8/15/2020		40,000	40,650
144A, 7.5%, 3/15/2022 (b)		330,000	344,850
United States Steel Corp., 144A, 8.375%, 7/1/2021		110,000	121,138
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		1,700,000	1,759,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		135,000	144,956
144A, 5.625%, 10/1/2024		65,000	70,525
			17,339,381
Real Estate 2.0%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023		450,000	450,778
(REIT), 5.95%, 12/15/2026 (b)		555,000	545,028
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023		260,000	287,699
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		1,915,000	1,993,994
(REIT), 5.875%, 1/15/2026		180,000	193,950
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		1,000,000	1,068,639
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		460,000	468,180
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		325,000	335,969
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028		500,000	496,469
(REIT), 4.95%, 4/1/2024		380,000	396,962
Select Income REIT, (REIT), 4.15%, 2/1/2022		380,000	385,224
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		95,000	98,859
(REIT), 4.875%, 6/1/2026		55,000	58,277
			6,780,028
Telecommunication Services 4.4%
AT&T, Inc.:
3.4%, 5/15/2025		675,000	657,333
4.25%, 3/1/2027		1,011,000	1,032,291
4.5%, 5/15/2035		430,000	407,253
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	526,729
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		475,000	496,969
Series W, 6.75%, 12/1/2023		620,000	664,175
Series Y, 7.5%, 4/1/2024 (b)		500,000	543,255
Frontier Communications Corp.:
6.875%, 1/15/2025		895,000	745,311
7.125%, 1/15/2023		1,670,000	1,461,250
GTH Finance BV, 144A, 7.25%, 4/26/2023		1,000,000	1,095,100
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (b)		602,000	647,150
Level 3 Financing, Inc.:
5.25%, 3/15/2026		235,000	242,363
5.375%, 5/1/2025		250,000	260,625
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		200,000	218,500
Sprint Corp., 7.125%, 6/15/2024		1,265,000	1,379,647
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		1,570,000	1,583,737
T-Mobile U.S.A., Inc., 6.375%, 3/1/2025		628,000	686,291
Telefonica Emisiones SAU, 5.213%, 3/8/2047		675,000	701,330
Verizon Communications, Inc., 4.272%, 1/15/2036		310,000	289,962
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		500,000	531,505
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		235,000	242,872
Zayo Group LLC:
6.0%, 4/1/2023		140,000	149,275
6.375%, 5/15/2025		325,000	351,406
			14,914,329
Utilities 1.8%
Calpine Corp.:
5.375%, 1/15/2023 (b)		280,000	275,800
5.75%, 1/15/2025		130,000	125,775
Dynegy, Inc.:
7.375%, 11/1/2022		100,000	95,750
7.625%, 11/1/2024 (b)		585,000	535,275
Electricite de France SA, 144A, 4.75%, 10/13/2035		445,000	461,802
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		2,000,000	2,055,404
Great Plains Energy, Inc., 4.85%, 4/1/2047		290,000	294,622
NGL Energy Partners LP, 5.125%, 7/15/2019		155,000	154,613
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		1,950,000	1,943,175
Southern Power Co., Series F, 4.95%, 12/15/2046		137,000	137,973
			6,080,189
Total Corporate Bonds (Cost $144,152,510)			146,770,377

Asset-Backed 2.3%
Automobile Receivables 0.1%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	171,940
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		107,177	106,862
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 1.132%**, 8/25/2036		368,010	364,584
			471,446
Miscellaneous 2.1%
Apidos CLO XXI, "B", Series 2015-21A, 144A, 3.724%**, 7/18/2027		2,000,000	2,007,126
Cumberland Park CLO Ltd., "C", Series 2015-2A, 144A, 3.88%**, 7/20/2026		2,250,000	2,252,248
Dell Equipment Finance Trust:
"C", Series 2017-1, 144A, 2.95%, 4/22/2022 (c)		470,000	469,990
"D", Series 2017-1, 144A, 3.44%, 4/24/2023 (c)		980,000	979,866
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		520,144	524,199
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		942,973	932,097
			7,165,526
Total Asset-Backed (Cost $7,813,414)			7,808,912

Commercial Mortgage-Backed Securities 3.5%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		2,209,114	2,207,852
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,850,000	1,931,096
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.675%***, 12/25/2024		7,454,104	265,808
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		3,408,588	3,350,359
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,800,000	2,825,120
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,125
JPMorgan Chase Commercial Mortgage Securities Corp., "B", Series 2005-LDP4, 5.129%, 10/15/2042		1,319,210	1,315,475
Total Commercial Mortgage-Backed Securities (Cost $12,006,033)			12,025,835

Collateralized Mortgage Obligations 4.3%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.593%**, 2/25/2034		223,640	220,502
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.715%**, 12/25/2035		668,643	675,932
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		210,384	180,179
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		384,876	381,520
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.132%**, 9/25/2028		2,262,176	2,295,147
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,579,217	80,264
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		8,553,250	1,687,923
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		1,774,924	154,305
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		99,519	5,163
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		174,979	8,686
"A", Series 172, Interest Only, 6.5%, 1/1/2024		283,502	42,285
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,893,513	369,972
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		10,935	25
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		9,502,250	1,144,065
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,946,863	2,963,970
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		3,807,262	721,266
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,646,016	217,778
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		2,283,824	356,145
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		203,743	36,089
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		284,088	46,135
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		837,489	151,129
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		964,878	164,372
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		708,103	121,913
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 3.334%**, 4/25/2036		1,006,570	946,682
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 2.543%**, 10/25/2035		547,428	544,622
"2A", Series 2003-A6, 3.266%**, 10/25/2033		358,064	356,592
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 3.057%**, 12/25/2034		277,020	274,024
"2A16", Series 2005-AR10, 3.092%**, 6/25/2035		488,967	487,024
Total Collateralized Mortgage Obligations (Cost $12,324,676)			14,633,709

Government & Agency Obligations 27.9%
Other Government Related (d) 5.3%
Black Sea Trade & Development Bank, 144A, 4.875%, 5/6/2021		1,600,000	1,692,864
Magyar Export-Import Bank Zrt, 144A, 4.0%, 1/30/2020		630,000	646,330
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		3,500,000	3,552,500
Sberbank of Russia:
144A, 5.125%, 10/29/2022		3,000,000	3,106,452
Series 7, REG S, 5.717%, 6/16/2021		500,000	540,000
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		3,555,000	3,923,476
Vnesheconombank, REG S, 4.032%, 2/21/2023	EUR	3,735,000	4,384,415
			17,846,037
Sovereign Bonds 13.9%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		3,000,000	3,007,500
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	106,800,000,000	8,709,701
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	402,112
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	39,977,994	2,000,126
Perusahaan Penerbit SBSN, 144A, 3.4%, 3/29/2022		2,025,000	2,040,188
Republic of Angola, 144A, 9.5%, 11/12/2025		1,500,000	1,570,890
Republic of Argentina:
5.625%, 1/26/2022		1,894,000	1,972,601
5.83%, 12/31/2033	ARS	377	186
Republic of Armenia:
144A, 6.0%, 9/30/2020		1,500,000	1,576,800
144A, 7.15%, 3/26/2025		700,000	763,112
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		3,500,000	3,563,504
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b)		1,830,000	1,939,068
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	447,890
Republic of Namibia, 144A, 5.25%, 10/29/2025		3,000,000	3,037,500
Republic of Portugal, 144A, 5.125%, 10/15/2024		6,100,000	5,954,515
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		4,720,000	4,879,715
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	115,660,700	5,580,823
			47,446,231
U.S. Treasury Obligations 8.7%
U.S. Treasury Bond, 2.875%, 11/15/2046		150,000	147,434
U.S. Treasury Notes:
0.75%, 10/31/2017 (e)		11,042,000	11,027,336
2.25%, 2/15/2027		18,635,000	18,580,399
			29,755,169
Total Government & Agency Obligations (Cost $93,551,992)			95,047,437

Loan Participations and Assignments 2.6%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.897%, 5/20/2021		1,549,526	1,553,400
Calpine Corp., Term Loan B5, 3.9%, 1/15/2024		1,965,000	1,973,813
DaVita HealthCare Partners, Inc., Term Loan B, 3.743%, 6/24/2021		700,200	708,427
First Data Corp., Term Loan, 3.988%, 3/24/2021		545,241	546,126
MacDermid, Inc., Term Loan B6, 4.0%, 6/7/2023		1,214,369	1,221,582
MEG Energy Corp., Term Loan B, 4.618%, 12/31/2023		280,200	280,989
NRG Energy, Inc., Term Loan B, 3.243%, 6/30/2023		973,082	978,049
Ply Gem Industries, Inc., Term Loan, 4.147%, 2/1/2021		209,267	210,740
Valeant Pharmaceuticals International, Inc., Term Loan B, 5.74%, 4/1/2022		1,419,696	1,429,976
Total Loan Participations and Assignments (Cost $8,848,764)			8,903,102

Short-Term U.S. Treasury Obligations 1.0%
U.S. Treasury Bills:
0.56%****, 6/1/2017 (f)		1,930,000	1,928,861
0.59%****, 8/10/2017 (f)		1,608,000	1,604,392
Total Short-Term U.S. Treasury Obligations (Cost $3,534,408)			3,533,253

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $524,271)		524,094	517,273

	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.*	53,783	20,378
GEO Specialty Chemicals, Inc. 144A*	966	366
Total Common Stocks (Cost $131,472)		20,744

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $70,220)	315	2,587

Exchange-Traded Funds 8.0%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	107,000	9,428,840
SPDR Bloomberg Barclays High Yield Bond ETF (b)	475,000	17,641,500
Total Exchange-Traded Funds (Cost $26,141,226)		27,070,340

Securities Lending Collateral 7.0%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.67% (g) (h) (Cost $23,712,718)	23,712,718	23,712,718

Cash Equivalents 3.4%
Deutsche Central Cash Management Government Fund, 0.80% (g) (Cost $11,562,496)	11,562,496	11,562,496

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $344,374,200)†	103.3	351,608,783
Other Assets and Liabilities, Net	(3.3)	(11,173,032)
Net Assets	100.0	340,435,751

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

*** These securities are shown at their current rate as of April 30, 2017.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $344,774,238. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $6,834,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,924,572 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,090,027.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $22,952,601, which is 6.7% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At April 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	6/15/2017	243	23,603,492	617,934
Ultra 10 Year U.S. Treasury Note	USD	6/21/2017	30	4,063,594	47,749
Total unrealized appreciation					665,683

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2017	302	37,967,063	(450,466)
5 Year U.S. Treasury Note	USD	6/30/2017	20	2,368,125	(6,446)
Total unrealized depreciation					(456,912)

At April 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
12/16/2015 9/17/2035	1,200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(82,345)	(60,013)
12/16/2015 9/18/2017	43,500,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(74,472)	(81,987)
Total unrealized depreciation					(142,000)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2017 is 1.17%.

At April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	207,500,000	USD	11,057,526	7/20/2017	181,314	Toronto-Dominion Bank

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	11,407,000	USD	12,434,759	7/26/2017	(46,880)	Citigroup, Inc.

Currency Abbreviations
ARS Argentine Peso AUD Australian Dollar EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$ —	$ 146,770,377	$ —	$ 146,770,377
Asset-Backed	—	7,808,912	—	7,808,912
Commercial Mortgage-Backed Securities	—	12,025,835	—	12,025,835
Collateralized Mortgage Obligations	—	14,633,709	—	14,633,709
Government & Agency Obligations	—	95,047,437	—	95,047,437
Loan Participations and Assignments	—	8,903,102	—	8,903,102
Short-Term U.S. Treasury Obligations	—	3,533,253	—	3,533,253
Convertible Bond	—	—	517,273	517,273
Common Stocks	—	—	20,744	20,744
Warrant	—	—	2,587	2,587
Exchange-Traded Funds	27,070,340	—	—	27,070,340
Short-Term Investments (i)	35,275,214	—	—	35,275,214
Derivatives (j)
Futures Contracts	665,683	—	—	665,683
Forward Foreign Currency Exchange Contracts	—	181,314	—	181,314
Total	$ 63,011,237	$ 288,903,939	$ 540,604	$ 352,455,780
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Futures Contracts	$ (456,912)	$ —	$ —	$ (456,912)
Interest Rate Swap Contracts	—	(142,000)	—	(142,000)
Forward Foreign Currency Exchange Contracts	—	(46,880)	—	(46,880)
Total	$ (456,912)	$ (188,880)	$ —	$ (645,792)

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investment in non-affiliated securities, at value (cost $309,098,986) — including $22,952,601 of securities loaned	$ 316,333,569
Investment in Deutsche Government & Agency Securities Portfolio (cost $23,712,718)*	23,712,718
Investment in Deutsche Central Cash Management Government Fund, at value (cost $11,562,496)	11,562,496
Total investments in securities, at value (cost $344,374,200)	351,608,783
Cash	8,452,624
Foreign currency, at value (cost $5,752,915)	5,768,514
Receivable for investments sold	21,547,439
Receivable for Fund shares sold	49,671
Interest receivable	3,035,205
Receivable for variation margin on futures contracts	77,229
Unrealized appreciation on forward foreign currency exchange contracts	181,314
Foreign taxes recoverable	5,898
Other assets	54,388
Total assets	390,781,065
Liabilities
Payable upon return of securities loaned	23,712,718
Payable for investments purchased	23,500,645
Payable for investments purchased — when-issued/delayed delivery securities	1,449,856
Payable for Fund shares redeemed	932,475
Payable for variation margin on centrally cleared swaps	10,267
Unrealized depreciation on forward foreign currency exchange contracts	46,880
Accrued management fee	136,655
Accrued Trustees' fees	4,840
Other accrued expenses and payables	550,978
Total liabilities	50,345,314
Net assets, at value	$ 340,435,751

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	757,446
Net unrealized appreciation (depreciation) on: Investments	7,234,583
Swap contracts	(142,000)
Futures	208,771
Foreign currency	151,519
Accumulated net realized gain (loss)	(53,160,735)
Paid-in capital	385,386,167
Net assets, at value	$ 340,435,751
Net Asset Value
Class A Net Asset Value and redemption price per share ($215,222,618 ÷ 46,718,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.61
Maximum offering price per share (100 ÷ 97.25 of $4.61)	$ 4.74

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($44,195,206 ÷ 9,525,377 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.64
Class R6 Net Asset Value, offering and redemption price per share ($110,859 ÷ 24,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.60
Class S Net Asset Value, offering and redemption price per share ($76,047,421 ÷ 16,475,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.62
Institutional Class Net Asset Value, offering and redemption price per share ($4,859,647 ÷ 1,053,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Dividends	$ 910,772
Interest (net of foreign taxes withheld of $24,472)	7,010,514
Income distributions — Deutsche Central Cash Management Government Fund	37,504
Securities lending income, net of borrower rebates	137,436
Total income	8,096,226
Expenses: Management fee	826,165
Administration fee	175,327
Services to shareholders	264,840
Distribution and service fees	517,304
Custodian fee	19,448
Professional fees	55,724
Reports to shareholders	33,970
Registration fees	37,216
Trustees' fees and expenses	10,589
Other	51,757
Total expenses before expense reductions	1,992,340
Expense reductions	(620)
Total expenses after expense reductions	1,991,720
Net investment income	6,104,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,809,498)
Swap contracts	4,398,434
Futures	(9,487,404)
Written options	895,988
Foreign currency	(1,685,565)
(7,688,045)
Change in net unrealized appreciation (depreciation) on: Investments	3,716,038
Swap contracts	2,321,075
Futures	3,969,333
Written options	(179,880)
Foreign currency	861,578
10,688,144
Net gain (loss)	3,000,099
Net increase (decrease) in net assets resulting from operations	$ 9,104,605

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 6,104,506	$ 11,825,490
Net realized gain (loss)	(7,688,045)	(5,827,773)
Change in net unrealized appreciation (depreciation)	10,688,144	9,749,743
Net increase (decrease) in net assets resulting from operations	9,104,605	15,747,460
Distributions to shareholders from: Net investment income: Class A	(4,073,506)	(9,607,277)
Class B	—	(1,098)*
Class C	(631,888)	(1,544,963)
Class R6	(1,985)	(1,149)
Class S	(1,110,250)	(2,539,158)
Institutional Class	(97,259)	(284,910)
Net realized gains: Class A	—	(315,789)
Class B	—	(234)*
Class C	—	(67,137)
Class R6	—	(9)
Class S	—	(91,927)
Institutional Class	—	(9,729)
Return of capital: Class A	—	(242,542)
Class C	—	(38,999)
Class R6	—	(29)
Class S	—	(64,095)
Institutional Class	—	(7,192)
Total distributions	(5,914,888)	(14,816,237)
Fund share transactions: Proceeds from shares sold	46,130,321	64,383,286
Reinvestment of distributions	5,454,608	13,572,512
Payments for shares redeemed	(97,419,374)	(228,782,388)
Net increase (decrease) in net assets from Fund share transactions	(45,834,445)	(150,826,590)
Increase (decrease) in net assets	(42,644,728)	(149,895,367)
Net assets at beginning of period	383,080,479	532,975,846
Net assets at end of period (including undistributed net investment income of $757,446 and $567,828, respectively)	$ 340,435,751	$ 383,080,479

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.56	$ 4.53	$ 4.87	$ 4.88	$ 5.06	$ 4.71
Income (loss) from investment operations: Net investment income[a]	.08	.12	.16	.19	.18	.21
Net realized and unrealized gain (loss)	.05	.06	(.31)	.02	(.12)	.38
Total from investment operations	.13	.18	(.15)	.21	.06	.59
Less distributions from: Net investment income	(.08)	(.15)	(.19)	(.22)	(.22)	(.24)
Net realized gains	—	(.00)***	—	—	(.02)	—
Return of capital	—	(.00)***	—	—	—	—
Total distributions	(.08)	(.15)	(.19)	(.22)	(.24)	(.24)
Net asset value, end of period	$ 4.61	$ 4.56	$ 4.53	$ 4.87	$ 4.88	$ 5.06
Total Return (%)[b]	2.85**	4.16[c]	(3.22)[c]	4.36[c]	1.05[c]	12.86[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	215	265	341	392	420	424
Ratio of expenses before expense reductions (%)	1.06*	1.05	1.02	1.03	1.01	1.03
Ratio of expenses after expense reductions (%)	1.06*	1.04	.99	1.00	1.00	1.01
Ratio of net investment income (%)	3.55*	2.73	3.40	3.96	3.55	4.38
Portfolio turnover rate (%)	63**	177	168	160	157	129

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.59	$ 4.57	$ 4.90	$ 4.91	$ 5.09	$ 4.74
Income (loss) from investment operations: Net investment income[a]	.06	.09	.13	.16	.14	.18
Net realized and unrealized gain (loss)	.05	.05	(.31)	.01	(.12)	.38
Total from investment operations	.11	.14	(.18)	.17	.02	.56
Less distributions from: Net investment income	(.06)	(.12)	(.15)	(.18)	(.18)	(.21)
Net realized gains	—	(.00)***	—	—	(.02)	—
Return of capital	—	(.00)***	—	—	—	—
Total distributions	(.06)	(.12)	(.15)	(.18)	(.20)	(.21)
Net asset value, end of period	$ 4.64	$ 4.59	$ 4.57	$ 4.90	$ 4.91	$ 5.09
Total Return (%)[b]	2.45**	3.14[c]	(3.69)[c]	3.58[c]	.32[c]	11.95[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	53	74	80	100	74
Ratio of expenses before expense reductions (%)	1.83*	1.80	1.77	1.78	1.77	1.78
Ratio of expenses after expense reductions (%)	1.83*	1.80	1.75	1.75	1.76	1.76
Ratio of net investment income (%)	2.79*	1.97	2.66	3.21	2.81	3.59
Portfolio turnover rate (%)	63**	177	168	160	157	129

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class R6	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,		Period Ended 10/31/14[a]
		2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 4.55	$ 4.53	$ 4.87	$ 4.95
Income (loss) from investment operations: Net investment income[b]	.09	.14	.16	.06
Net realized and unrealized gain (loss)	.04	.04	(.30)	(.10)
Total from investment operations	.13	.18	(.14)	(.04)
Less distributions from: Net investment income	(.08)	(.16)	(.20)	(.04)
Net realized gains	—	(.00)***	—	—
Return of capital	—	(.00)***	—	—
Total distributions	(.08)	(.16)	(.20)	(.04)
Net asset value, end of period	$ 4.60	$ 4.55	$ 4.53	$ 4.87
Total Return (%)	2.97**	4.08[c]	(2.98)[c]	(.82)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	111	108	10	10
Ratio of expenses before expense reductions (%)	.75*	.83	.93	.69*
Ratio of expenses after expense reductions (%)	.75*	.82	.90	.68*
Ratio of net investment income (%)	3.87*	3.10	3.46	3.89*
Portfolio turnover rate (%)	63**	177	168	160[d]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.54	$ 4.88	$ 4.88	$ 5.06	$ 4.71
Income (loss) from investment operations: Net investment income[a]	.08	.13	.17	.20	.19	.22
Net realized and unrealized gain (loss)	.05	.06	(.31)	.03	(.12)	.38
Total from investment operations	.13	.19	(.14)	.23	.07	.60
Less distributions from: Net investment income	(.08)	(.16)	(.20)	(.23)	(.23)	(.25)
Net realized gains	—	(.00)***	—	—	(.02)	—
Return of capital	—	(.00)***	—	—	—	—
Total distributions	(.08)	(.16)	(.20)	(.23)	(.25)	(.25)
Net asset value, end of period	$ 4.62	$ 4.57	$ 4.54	$ 4.88	$ 4.88	$ 5.06
Total Return (%)[b]	2.93**	4.32	(3.00)	4.79	1.26	13.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	59	118	128	95	94
Ratio of expenses before expense reductions (%)	.90*	.86	.84	.82	.86	.84
Ratio of expenses after expense reductions (%)	.90*	.85	.82	.78	.79	.80
Ratio of net investment income (%)	3.71*	2.90	3.55	4.16	3.75	4.49
Portfolio turnover rate (%)	63**	177	168	160	157	129
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $(.005).

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Year Ended 10/31/16	Period Ended 10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.57	$ 4.53	$ 4.87
Income (loss) from investment operations: Net investment income[b]	.08	.13	.15
Net realized and unrealized gain (loss)	.04	.07	(.29)
Total from investment operations	.12	.20	(.14)
Less distributions from: Net investment income	(.08)	(.16)	(.20)
Net realized gains	—	(.00)***	—
Return of capital	—	(.00)***	—
Total distributions	(.08)	(.16)	(.20)
Net asset value, end of period	$ 4.61	$ 4.57	$ 4.53
Total Return (%)	2.76**	4.55[c]	(3.02)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6.04
Ratio of expenses before expense reductions (%)	.85*	.81	.99*
Ratio of expenses after expense reductions (%)	.85*	.80	.90*
Ratio of net investment income (%)	3.77*	2.98	3.22*
Portfolio turnover rate (%)	63**	177	168[d]

[a] For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended October 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $(.005).

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of April 30, 2017
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$ 14,232,706	$ —	$ —	$ —	$ 14,232,706
Government & Agency Obligations	1,819,012	—	—	—	1,819,012
Exchange-Traded Funds	7,661,000	—	—	—	7,661,000
Total Borrowings	$ 23,712,718	$ —	$ —	$ —	$ 23,712,718
Gross amount of recognized liabilities for securities lending transactions					$ 23,712,718

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $48,585,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until fully utilized or until October 31, 2017, the expiration date; and approximately $44,258,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,281,000) and long-term losses ($24,977,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in interest rate swap contracts had a total notional value generally indicative of a range from $44,700,000 to $350,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $8,750,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $0 to $40,500,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2017, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and on currency futures in order to hedge against anticipated currency market changes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased or written options as of April 30, 2017. For the six months ended April 30, 2017, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $1,451,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $1,111,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $23,644,000 to $130,050,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,922,000 to $51,435,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $23,492,000 to $80,453,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $44,944,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 665,683	$ 665,683
Foreign Exchange Contracts (b)	181,314	—	181,314
	$ 181,314	$ 665,683	$ 846,997

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$ —	$ (142,000)	$ (456,912)	$ (598,912)
Foreign Exchange Contracts (d)	(46,880)	—	—	(46,880)
	$ (46,880)	$ (142,000)	$ (456,912)	$ (645,792)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$ (1,439,996)	$ 621,704	$ —	$ 3,325,875	$ (9,487,404)	$ (6,979,821)
Credit Contracts (e)	—	—	—	1,072,559	—	1,072,559
Foreign Exchange Contracts (e) (f)	154,284	274,284	(1,578,264)	—	—	(1,149,696)
	$ (1,285,712)	$ 895,988	$ (1,578,264)	$ 4,398,434	$ (9,487,404)	$ (7,056,958)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(f) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$ 509,462	$ (30,002)	$ —	$ 2,356,229	$ 3,969,333	$ 6,805,022
Credit Contracts (g)	—	—	—	(35,154)	—	(35,154)
Foreign Exchange Contracts (g) (h)	177,934	(149,878)	890,560	—	—	918,616
	$ 687,396	$ (179,880)	$ 890,560	$ 2,321,075	$ 3,969,333	$ 7,688,484

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(h) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$ 181,314	$ —	$ —	$ 181,314
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 46,880	$ —	$ —	$ 46,880

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $182,485,077 and $242,682,384, respectively. Purchases and sales of U.S. Treasury securities aggregated $26,131,044 and $16,165,177, respectively.

For the six months ended April 30, 2017, transactions for written options on interest rate swap and futures contracts were as follows:

	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	18,500,470	$ 1,631,320
Options bought back	(9,250,470)	(963,818)
Options expired	(9,250,000)	(667,502)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.47% of the Fund's average daily net assets.

For the period from November 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for Class S are $620.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $175,327, of which $28,128 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 45,924	$ 30,547
Class C	3,085	2,078
Class R6	26	14
Class S	6,351	4,129
Institutional Class	90	65
	$ 55,476	$ 36,833

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 176,484	$ 27,604

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 282,374	$ 132,678.24%
Class C	58,446	27,574.25%
	$ 340,820	$ 160,252

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $2,908.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for Class C shares aggregated $3,297. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2017, DDI received $4,506 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,505, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,407.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,956,971	$ 8,896,074	6,430,950	$ 28,837,959
Class C	217,719	995,974	903,627	4,083,585
Class R6	14	63	21,262	96,864
Class S	7,800,662	35,549,052	4,462,969	20,127,096
Institutional Class	150,022	689,158	2,477,504	11,237,782
		$ 46,130,321		$ 64,383,286
Shares issued to shareholders in reinvestment of distributions
Class A	836,470	$ 3,791,160	2,116,894	$ 9,506,495
Class B	—	—	299*	1,332*
Class C	127,378	581,909	332,605	1,503,703
Class R6	438	1,985	263	1,187
Class S	215,893	982,295	502,640	2,257,964
Institutional Class	21,450	97,259	67,178	301,831
		$ 5,454,608		$ 13,572,512
Shares redeemed
Class A	(14,142,241)	$ (64,237,326)	(25,724,684)	$ (115,719,874)
Class B	—	—	(77,988)*	(346,453)*
Class C	(2,380,555)	(10,878,586)	(5,829,151)	(26,401,995)
Class R6	(14)	(64)	(5)	(22)
Class S	(4,407,259)	(20,022,673)	(18,010,852)	(81,049,633)
Institutional Class	(501,576)	(2,280,725)	(1,169,440)	(5,264,411)
		$ (97,419,374)		$ (228,782,388)
Net increase (decrease)
Class A	(11,348,800)	$ (51,550,092)	(17,176,840)	$ (77,375,420)
Class B	—	—	(77,689)*	(345,121)*
Class C	(2,035,458)	(9,300,703)	(4,592,919)	(20,814,707)
Class R6	438	1,984	21,520	98,029
Class S	3,609,296	16,508,674	(13,045,243)	(58,664,573)
Institutional Class	(330,104)	(1,494,308)	1,375,242	6,275,202
		$ (45,834,445)		$ (150,826,590)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,028.50	$ 1,024.50	$ 1,029.70	$ 1,029.30	$ 1,029.80
Expenses Paid per $1,000*	$ 5.33	$ 9.19	$ 3.77	$ 4.53	$ 4.28
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,019.54	$ 1,015.72	$ 1,021.08	$ 1,020.33	$ 1,020.58
Expenses Paid per $1,000*	$ 5.31	$ 9.15	$ 3.76	$ 4.51	$ 4.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Unconstrained Income Fund	1.06%	1.83%	.75%	.90%	.85%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Unconstrained Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees of Deutsche Income Trust (hereinafter referred to as the "Board" or "Trustees") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Unconstrained Income Fund (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

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Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

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Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017